UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): August 27, 2008
CROSSTEX ENERGY, L.P.
(Exact name of registrant as specified in its charter)

DELAWARE	000-50067	16-1616605

(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2501 CEDAR SPRINGS DALLAS, TEXAS	75201

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (214) 953-9500

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
     On August 27, 2008, Crosstex Energy, L.P. (the “Partnership”) received a Nasdaq Staff Deficiency Letter indicating that the Partnership no longer complies with the audit committee composition requirements as set forth in Marketplace Rule 4350(d) of The Nasdaq Stock Market (“Nasdaq”), which requires the general partner of the general partner of the Partnership to have an audit committee composed of at least three independent directors. As of August 13, 2008, the audit committee of Crosstex Energy GP, LLC, the general partner of Crosstex Energy GP, L.P., the general partner of the Partnership, consisted of only two independent members. In accordance with Marketplace Rule 4350(d)(4), Nasdaq has provided the Partnership a cure period to regain compliance until the earlier of the Partnership’s next annual unitholders’ meeting or August 13, 2009; or if the next annual unitholders’ meeting is held before February 9, 2009, then the Partnership must evidence compliance no later than February 9, 2009. If the Partnership does not regain compliance within this period, Nasdaq may provide written notification that the Partnership’s securities will be delisted. Upon receipt of any such delisting notification, the Partnership may appeal the delisting to Nasdaq’s Listings Qualifications Panel.

Item 7.01.	Regulation FD Disclosure.
     On August 29, 2008, the Partnership issued a press release relating to its receipt of the Nasdaq Staff Deficiency Letter discussed in Item 3.01. A copy of the press release is furnished as an exhibit to this Current Report. In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in the attached exhibit shall be deemed to be “furnished” and not be deemed to be “filed” for purposes of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”).

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits.
     In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached exhibit is deemed to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act.

EXHIBIT
NUMBER		DESCRIPTION

99.1	—	Press Release dated August 29, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROSSTEX ENERGY, L.P. By: Crosstex Energy GP, L.P., its General Partner By: Crosstex Energy GP, LLC, its General Partner
Date: September 3, 2008	By:	/s/ William W. Davis
William W. Davis
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT
NUMBER		DESCRIPTION

99.1	—	Press Release dated August 29, 2008.

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